EX-99.77Q1(b): Copies of any proposal described in answer to sub-item 77D

(b)(1) Prospectus Supplement, dated May 25, 2010, is hereby incorporated by reference to the Prospectus Supplement filed with the Commission on May 25, 2010 (Accession No. 0001193125-10-128323).